Annex A

The name and principal occupation of each director and executive officer of the Reporting Persons, as applicable, are set forth below. The address for each person listed below is c/o Haveli Investments, L.P., 405 Colorado Street, Suite 1600, Austin, TX 78701. All executive officers and directors listed are United States citizens.

Cascade Parent Inc., Cascade Holdings I Inc. and Cascade Intermediate II, Inc.

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Director and Executive Officer	Chief Investment Officer of Haveli Investments, L.P.
Sumit Pande	Director and Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Amir Jafari	Executive Officer	Chief Financial Officer of Couchbase, Inc.
Afaf Ibraheem Warren	Executive Officer	Principal of Haveli Investments, L.P.
Nora Turek Cappellini	Executive Officer	Chief Financial Officer of Haveli Investments, L.P.
Della P. Richardson	Executive Officer	Chief Compliance Officer and Deputy General Counsel of Haveli Investments, L.P.

Cascade Intermediate I, Inc., Haveli Cascade Aggregator GP LLC and Cascade Ultimate Holdings GP LLC

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Director and Executive Officer	Chief Investment Officer of Haveli Investments, L.P.
Sumit Pande	Director and Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Afaf Ibraheem Warren	Executive Officer	Principal of Haveli Investments, L.P.
Nora Turek Cappellini	Executive Officer	Chief Financial Officer of Haveli Investments, L.P.
Della P. Richardson	Executive Officer	Chief Compliance Officer and Deputy General Counsel of Haveli Investments, L.P.

Haveli Software Management LLC

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Manager	Chief Investment Officer of Haveli Investments, L.P.
Ian Loring	Executive Officer	Senior Managing Director and Executive Chair of Haveli Investments, L.P.
Sumit Pande	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Ira Cohen	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Jason Mathews	Executive Officer	Chief Operating Officer of Haveli Investments, L.P.
Nora Turek Cappellini	Executive Officer	Chief Financial Officer of Haveli Investments, L.P.
Della P. Richardson	Executive Officer	Chief Compliance Officer and Deputy General Counsel of Haveli Investments, L.P.

Haveli Investment Management LLC

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Manager and Executive Officer	Chief Investment Officer of Haveli Investments, L.P.
Ira Cohen	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Jason Mathews	Executive Officer	Chief Operating Officer of Haveli Investments, L.P.
Nora Turek Cappellini	Executive Officer	Chief Financial Officer of Haveli Investments, L.P.
Della P. Richardson	Executive Officer	Chief Compliance Officer and Deputy General Counsel of Haveli Investments, L.P.

Haveli Investments, L.P.

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Manager and Executive Officer	Chief Investment Officer of Haveli Investments, L.P.
Ian Loring	Executive Officer	Senior Managing Director and Executive Chair of Haveli Investments, L.P.
Sumit Pande	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Ira Cohen	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Ophir Lupu	Executive Officer	Senior Managing Director of Haveli Investments, L.P.
Jason Mathews	Executive Officer	Chief Operating Officer of Haveli Investments, L.P.
Nora Turek Cappellini	Executive Officer	Chief Financial Officer of Haveli Investments, L.P.
Della P. Richardson	Executive Officer	Chief Compliance Officer and Deputy General Counsel of Haveli Investments, L.P.

Whanau Interests LLC

Name	Director/Executive Officer	Present Principal Occupation and Employment
Brian N. Sheth	Managing Member	Chief Investment Officer of Haveli Investments, L.P.